# Timberland Bancorp

NASDAQ: TSBK
June 30, 2026



# DISCLAIMER

*Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.*

# TIMBERLAND BRANCH LOCATIONS


Timberland Branch Locations
Poulsbo
Silverdale
Gig Harbor
Ocean Shores
GRAYS HARBOR
Hoquiam
Aberdeen (2 branches)
Elma
Montesano
Tumwater
Winlock
Lacey (2 branches)
Toledo
Chehalis
Olympia (2 branches)
Yelm
KING
PIERCE
THURSTON
LEWIS
Auburn
Edgewood
University Place
Puyallup
Tacoma
Bethel Station (Spanaway)

# FINANCIAL HIGHLIGHTS

# NET INCOME $ in millions



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$27.58
$23.60
$27.12
$24.28
$29.16
$23.07
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

# QUARTERLY NET INCOME $ in millions



$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$6.36
$6.86
$6.76
$7.10
$8.45
$8.22
$7.13
$7.72
9/30/2024
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
6/30/2026

# EARNINGS PER DILUTED SHARE



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.27
$2.82
$3.29
$3.01
$3.67
$2.92
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026
1Q
2Q
3Q
4Q

# RETURN ON ASSETS AND RETURN ON EQUITY



ROA
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.64%
1.27%
1.50%
1.28%
1.50%
1.52%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026



ROE
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.98%
11.14%
12.01%
10.19%
11.56%
11.49%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

# BALANCE SHEET $ in millions


Total Assets
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,792
$1,861
$1,840
$1,923
$2,013
$2,061
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026

# TOTAL CAPITAL $ in thousands


$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$206,899
$218,569
$233,073
$245,413
$262,614
$273,206
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026

# CAPITAL STRENGTH


24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
22.17%
10.97%
19.45%
11.03%
19.38%
12.10%
19.39%
12.12%
20.67%
12.59%
20.87%
12.82%
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026
Total Risk Based
Tier 1 Leverage

# BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE


$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.76
$22.80
$26.58
$24.63
$28.76
$26.81
$30.83
$28.87
$33.29
$31.33
$35.16
$33.19
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026

See Non-GAAP Disclosure Slide for Additional Details on Tangible Book Value Per Share

# DIVIDENDS PAID/DECLARED PER COMMON SHARE


(Calendar Year)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.04
$0.98
$0.92
$0.97
$1.08
$0.88
2021
2022
2023
2024
2025
2026 YTD
Regular
Special

# DEPOSIT LEVELS $ in millions



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,571
$1,632
$1,561
$1,648
$1,717
$1,764
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

# DEPOSIT COMPOSITION

Total Deposits $1.76 Billion at June 30, 2026



23%
3%
8%
15%
19%
11%
21%
CDs Brokered
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

# BORROWINGS $ in thousands


Total Borrowings
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$5,000
$0
$35,000
$20,000
$20,000
$10,000
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026

# NET LOANS $ in millions


Net Loans
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$968
$1,132
$1,302
$1,422
$1,464
$1,496
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026
Net Loans

# DIVERSIFIED LOAN PORTFOLIO

Timberland Bancorp


Net Loans $1.50 billion at June 30, 2026
2%
4%
13%
7%
18%
16%
40%
Land
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

# CRE PORTFOLIO BREAKDOWN BY COLLATERAL

at June 30, 2026 ($ in thousands)

| Collateral Type | Amount | % of Total Loan Portfolio | Avg. Balance Per Loan | Non-Accrual |
|---|---|---|---|---|
| Industrial warehouse | $146,809 | 9% | $1,425 | $ -- |
| Medical/dental offices | $82,696 | 5% | $1,216 | 224 |
| Office buildings | $74,252 | 5% | $863 | -- |
| Other retail buildings | $55,677 | 3% | $619 | -- |
| Hotel/motel | $41,450 | 2% | $2,763 | 4,310 |
| Mini-storage | $38,190 | 2% | $1,469 | -- |
| Gas stations/convenience stores | $27,769 | 2% | $1,028 | -- |
| Restaurants | $27,660 | 2% | $576 | -- |
| Nursing homes | $13,746 | 1% | $1,963 | -- |
| Churches | $13,710 | 1% | $979 | -- |
| Shopping centers | $10,216 | 1% | $1,703 | -- |
| Mobile home parks | $9,255 | 1% | $441 | -- |
| Additional CRE | $104,946 | 6% | $795 | -- |
| **Total CRE** | **$646,376** | **40%** | **$1,005** | **$ 4,534** |

# CONSTRUCTION LOANS

Total Construction Loans $247 million at June 30, 2026



<1%
46%
12%
5%
37%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

# INTEREST EARNING CASH & INVESTMENTS

Interest Earning Cash & Investments: $435 million at June 30, 2026



1%
2%
13%
49%
35%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

# ASSET QUALITY


Non-performing Assets/Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.18%
0.12%
0.09%
0.20%
0.23%
0.43%
9/30/2021
9/30/2022
9/30/2023
9/30/2024
9/30/2025
6/30/2026

# NET CHARGE-OFFS (RECOVERIES) $ in thousands



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
($100)
($55)
$36
$18
$54
$240
($19)
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

# NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.25%
3.16%
3.95%
3.54%
3.76%
3.84%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026
Net Interest Income
Net Interest Margin

# QUARTERLY NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4.00%
3.80%
3.60%
3.40%
3.20%
3.48%
3.48%
3.58%
3.64%
3.79%
3.80%
3.82%
3.85%
3.81%
3.85%
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q2026
Net Interest Income
Net Interest Margin

# NON-INTEREST INCOME $ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$17,161
$12,624
$11,140
$11,136
$12,352
$8,560
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

# NON-INTEREST EXPENSE $ in thousands


$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$34,591
$38,626
$43,373
$43,746
$45,387
$34,727
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

# EFFICIENCY RATIO


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
50.12%
56.42%
54.56%
58.09%
54.98%
53.79%
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
YTD FY 2026

# New Timberland Bank Branch – University Place

A New Full-Service Branch was opened in January 2026:

- The Branch is located in University Place, WA
- Located on a high visibility street with access to many nearby businesses and residential neighborhoods
- Between our existing Tacoma, WA and Gig Harbor, WA branch locations


Timberland
Bancorp

# NON-GAAP FINANCIAL MEASURES

- The Company reports its results in accordance with United States generally accepted account principles (“GAAP”). Timberland believes that certain non-GAAP measures provide investors with information useful in understanding the Company’s financial performance; however, readers of this presentation are encouraged to review these non-GAAP measures in conjunction with GAAP results.

- Financial measures that exclude intangible assets are non-GAAP measures. To provide investors with a broader understanding of capital adequacy, Timberland provides non-GAAP financial measures for tangible common equity along with the GAAP measure. Tangible common equity is calculated as shareholders’ equity less goodwill and core deposit intangible (“CDI”). In addition, tangible assets equals total assets less goodwill and CDI.

# NON-GAAP FINANCIAL MEASURES

| ($ in thousands) | 9/30/2021 | 9/30/2022 | 9/30/2023 | 9/30/2024 | 9/30/2025 | 6/30/2026 |
|---|---|---|---|---|---|---|
| Shareholders' equity | $ 206,899 | $ 218,569 | $ 233,073 | $ 245,413 | $ 262,614 | $ 273,206 |
| Less goodwill and CDI | (16,395) | (16,079) | (15,808) | (15,582) | (15,402) | (15,300) |
| Tangible common equity | $ 190,504 | $ 202,490 | $ 217,265 | $ 229,831 | $ 247,212 | $ 257,906 |
| | | | | | | |
| Total assets | $ 1,792,180 | $ 1,860,508 | $ 1,839,905 | $ 1,923,475 | $ 2,012,779 | $ 2,060,826 |
| Less goodwill and CDI | (16,395) | (16,079) | (15,808) | (15,582) | (15,402) | (15,300) |
| Tangible assets | $ 1,775,785 | $ 1,844,429 | $ 1,824,097 | $ 1,907,893 | $ 1,997,377 | $ 2,045,526 |

# Timberland Bancorp

## NASDAQ: TSBK

---

- Strong Core Earnings
- Well Capitalized
- Geographically Diversified
- Diversified Loan Portfolio
- Strong Core Deposit Levels
- Actively Supporting Its Communities

